UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period:	January 1, 2014 — June 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|14

Semiannual report

Putnam VT
Small Cap Value Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

After pulling back at the start of the year, equity markets resumed their steady advance through the halfway mark of 2014. In June, the S&P 500 Index posted its fifth consecutive month of gains. The bond market has also generated solid positive results across many sectors this year.

Underpinning these stable returns is growing evidence of an economy on the mend, including a strengthening jobs market, and accelerating consumer spending and business investment. Corporations are participating in this improvement, as reflected in stronger-than-expected earnings growth and heightened merger-and-acquisition activity.

One notable characteristic of this market environment is its historically low level of volatility — a relative calm that experience indicates does not last forever. As we move into the second half of the year, we also note that a range of geopolitical uncertainties could push risk levels higher. That said, Putnam offers a wide range of strategies for all market conditions, including portfolios designed for periods of higher market volatility.

As always, thank you for investing with Putnam.

Performance summary (as of 6/30/14)

Investment objective

Capital appreciation

Net asset value June 30, 2014

Class IA: $16.74	Class IB: $16.58

Total return at net asset value

			Russell 2000
(as of 6/30/14)	Class IA shares*	Class IB shares*	Value Index

6 months	3.94%	3.75%	4.20%

1 year	23.65	23.34	22.54

5 years	164.74	161.45	147.56
Annualized	21.50	21.19	19.88

10 years	107.61	102.50	120.67
Annualized	7.58	7.31	8.24

Life	334.14	318.73	330.84
Annualized	10.16	9.90	10.11

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1999.

The Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Small Cap Value Fund 1

Report from your fund’s manager

How did small-cap value stocks perform for the six months ended June 30, 2014?

As investors grew more optimistic about the strength of the U.S. economy, equity markets posted solid gains for the period. However, even as equity markets reached or surpassed record highs by period-end, the performance trajectory was not a straight line. Equities retreated in January, when emerging-market worries and weaker earnings sent share prices tumbling. Equity markets continued to be volatile into spring as investors wrestled with conflicting U.S. economic data, which had been adversely affected by the winter’s inclement weather and the Federal Reserve’s plan to scale back its stimulus program. The second quarter, however, saw steady improvement in the labor markets and tangible signs that the economy was accelerating after the first quarter’s contraction. Investor confidence returned, propelling U.S. equity prices higher for the reporting period.

Since the performance of U.S. small-cap stocks tends to be more closely aligned with domestic growth than that of their larger-cap brethren, which generally derive a larger portion of their revenues from international markets, small-company stocks as a whole lagged large-company stocks for the period. However, being a value-focused investor proved rewarding for the six months, as value stocks outperformed growth stocks by a comfortable margin.

How did the fund perform in this environment?

For the six months ended June 30, 2014, Putnam VT Small Cap Value Fund delivered a positive return but underperformed its benchmark, the Russell 2000 Value Index. Stock selection added value, but investments in the financials sector weighed on relative performance, particularly overweight positions in Regional Management and Employers Holdings, both of which were sold before period-end, as well as The Bancorp. Sector allocation effects, a residual of the investment process, detracted from relative performance, particularly the portfolio’s underweight to the utilities sector. Limited exposure to the energy sector also held back results.

What other holdings had the greatest influence on performance?

While the fund’s top contributors hailed from an array of sectors, the two best-performing stocks for the period were technology stocks that benefited from the popularity of Apple products. The stock of GT Advanced Technologies doubled in the first half of 2014 when the company announced its decision to sign a multi-year contract with Apple to supply advanced sapphire material for its devices. Sapphire is used for scratch-resistant covers found on the iPhone 5s touch ID and rear camera lens cover. RF Micro Devices, a global leader in high-performance radio frequency solutions, rose strongly on news that its semiconductor products would be used in the manufacture of new cell phones designed by Apple, as well as those of other leading original equipment manufacturers. The stock also climbed on news of the company’s highly complementary merger with TriQuint Semiconductor, a leading semiconductor manufacturer.

In terms of detractors, Advanced Energy Industries, a developer of power conversion technologies for the manufacture of semiconductor devices, glass panel displays, and solar cells, lost ground during the period due to pricing competition in its solar-inverter business and to weakness in its semiconductor business. Advanced Energy’s stock, which we sold before period-end, came under further pressure by the subsequent resignation of its chief executive officer, who had been the architect of a successful plan to improve the company’s profit margins. In the consumer finance industry, the fund’s investments in Regional Management struggled due to the accelerating deterioration of credit conditions in the company’s consumer loan portfolio.

What is your outlook for small-cap stocks in the coming months?

Much of the price appreciation in small-cap equities to date has been due to broad improvement in the U.S. economy, which was partially driven by the artificial support of the Fed’s stimulus measures. As the Fed continues to reduce its pro-growth policies, we believe performance correlations among equities will diminish. As stock prices deviate from each other, we believe in-depth research of company fundamentals and stock selection, the linchpin of our investment strategy, will begin to matter more.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/ or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Eric N. Harthun, CFA, joined Putnam in 2000 and has been in the investment industry since 1994.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Small Cap Value Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2014, to June 30, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/14		for the 6 months ended 6/30/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.05	$5.30	$4.01	$5.26

Ending value
(after expenses)	$1,039.40	$1,037.50	$1,020.83	$1,019.59

Annualized
expense ratio	0.80%	1.05%	0.80%	1.05%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Small Cap Value Fund 3

The fund’s portfolio 6/30/14 (Unaudited)

COMMON STOCKS (88.0%)*	Shares	Value

Aerospace and defense (0.5%)
Huntington Ingalls Industries, Inc.	11,032	$1,043,517

		1,043,517
Air freight and logistics (0.5%)
Park-Ohio Holdings Corp.	18,778	1,091,190

		1,091,190
Auto components (3.2%)
Dana Holding Corp. S	40,900	998,778

Goodyear Tire & Rubber Co. (The)	54,600	1,516,788

Remy International, Inc.	49,000	1,144,150

Stoneridge, Inc. †	99,054	1,061,859

Tower International, Inc. †	45,548	1,677,988

		6,399,563
Banks (13.6%)
Ameris Bancorp †	55,891	1,205,010

Banc of California, Inc. S	47,700	519,930

Bancorp, Inc. (The) † S	61,885	737,050

Chemical Financial Corp.	34,717	974,853

CVB Financial Corp. S	59,400	952,182

Eagle Bancorp, Inc. †	25,540	861,975

Financial Institutions, Inc.	49,700	1,163,974

First Connecticut Bancorp, Inc.	28,200	452,610

First Merchants Corp.	59,900	1,266,286

First NBC Bank Holding Co. †	25,496	854,371

First of Long Island Corp. (The)	13,033	509,330

Flushing Financial Corp.	34,700	713,085

German American Bancorp, Inc.	20,800	563,264

Hanmi Financial Corp.	48,400	1,020,272

Heartland Financial USA, Inc.	38,800	959,524

Investors Bancorp, Inc.	121,085	1,337,989

Lakeland Financial Corp.	32,800	1,251,648

National Bank Holdings Corp. Class A S	46,181	920,849

NBT Bancorp, Inc.	39,900	958,398

OFG Bancorp (Puerto Rico) S	53,156	978,602

Pacific Premier Bancorp, Inc. †	85,500	1,204,695

Popular, Inc. (Puerto Rico) †	37,620	1,285,852

ServisFirst Bancshares, Inc. †	14,132	1,221,429

State Bank Financial Corp.	42,600	720,366

Sterling Bancorp	67,400	808,800

Talmer Bancorp, Inc. Class A †	67,632	932,645

Tristate Capital Holdings, Inc. †	70,500	996,165

WesBanco, Inc.	38,600	1,198,144

Western Alliance Bancorp †	30,200	718,760

		27,288,058
Biotechnology (1.0%)
Emergent BioSolutions, Inc †	45,803	1,028,735

PDL BioPharma, Inc. S	103,100	998,008

		2,026,743
Capital markets (0.8%)
Cowen Group, Inc. Class A †	256,615	1,082,915

Manning & Napier, Inc.	3,746	64,656

Silvercrest Asset Management Group, Inc. Class A	27,090	466,219

		1,613,790
Chemicals (4.1%)
Axiall Corp. S	15,300	723,231

Cabot Corp.	19,700	1,142,403

Chemtura Corp. †	35,300	922,389

Kraton Performance Polymers, Inc. †	20,507	459,152

LSB Industries, Inc. †	25,400	1,058,418

COMMON STOCKS (88.0%)* cont.	Shares	Value

Chemicals cont.
Minerals Technologies, Inc.	13,795	$904,676

OM Group, Inc.	34,598	1,122,013

Omnova Solutions, Inc. †	115,819	1,052,795

RPM International, Inc.	19,539	902,311

		8,287,388
Commercial services and supplies (2.8%)
Deluxe Corp.	23,700	1,388,346

Ennis, Inc.	53,306	813,450

Knoll, Inc.	53,400	925,422

Performant Financial Corp. †	106,304	1,073,670

Pitney Bowes, Inc. S	53,200	1,469,384

		5,670,272
Communications equipment (0.9%)
Emcore Corp. † S	108,446	446,798

Oplink Communications, Inc. †	30,368	515,345

Polycom, Inc. †	72,800	912,184

		1,874,327
Construction and engineering (0.9%)
EMCOR Group, Inc.	19,300	859,429

Orion Marine Group, Inc. †	77,300	837,159

		1,696,588
Construction materials (0.4%)
CaesarStone Sdot-Yam, Ltd. (Israel)	17,255	846,875

		846,875
Consumer finance (1.1%)
Encore Capital Group, Inc. † S	23,200	1,053,744

Portfolio Recovery Associates, Inc. † S	19,700	1,172,741

		2,226,485
Containers and packaging (0.4%)
Berry Plastics Group, Inc. †	29,565	762,777

		762,777
Distributors (0.8%)
Core-Mark Holding Co., Inc.	18,278	834,025

VOXX International Corp. †	75,500	710,455

		1,544,480
Diversified consumer services (0.5%)
Carriage Services, Inc. S	61,000	1,044,930

		1,044,930
Diversified financial services (0.5%)
Gain Capital Holdings, Inc. S	48,300	380,121

PHH Corp. † S	26,400	606,672

		986,793
Diversified telecommunication services (0.4%)
Iridium Communications, Inc. † S	105,300	890,838

		890,838
Electric utilities (3.0%)
Empire District Electric Co. (The) S	74,000	1,900,320

IDACORP, Inc. S	20,200	1,168,166

PNM Resources, Inc.	64,400	1,888,852

Portland General Electric Co. S	31,900	1,105,973

		6,063,311
Electronic equipment, instruments, and components (0.6%)
Newport Corp. †	62,300	1,152,550

		1,152,550
Energy equipment and services (2.2%)
Hornbeck Offshore Services, Inc. †	17,300	811,716

Key Energy Services, Inc. †	57,600	526,464

Pioneer Energy Services Corp. †	65,796	1,154,062

Tidewater, Inc.	12,536	703,896

Willbros Group, Inc. †	95,800	1,183,130

		4,379,268
Food and staples retail (0.6%)
SpartanNash Co.	55,640	1,168,996

		1,168,996

4 Putnam VT Small Cap Value Fund

COMMON STOCKS (88.0%)* cont.	Shares	Value

Food products (0.2%)
Sanderson Farms, Inc. S	3,200	$311,040

		311,040
Gas utilities (0.7%)
Southwest Gas Corp.	26,631	1,405,850

		1,405,850
Health-care equipment and supplies (0.9%)
PhotoMedex, Inc. † S	67,200	823,200

Symmetry Medical, Inc. †	108,600	962,196

		1,785,396
Health-care providers and services (1.2%)
Centene Corp. †	10,100	763,661

Ensign Group, Inc. (The)	23,699	736,565

Providence Service Corp. (The) †	25,600	936,704

		2,436,930
Hotels, restaurants, and leisure (0.9%)
Intrawest Resorts Holdings, Inc. †	55,032	630,667

Marriott Vacations Worldwide Corp. †	21,299	1,248,760

		1,879,427
Household durables (0.8%)
Installed Building Products, Inc. †	84,263	1,032,222

UCP, Inc. Class A †	41,799	571,392

		1,603,614
Independent power and renewable electricity producers (0.1%)
NextEra Energy Partners LP †	3,610	120,971

		120,971
Insurance (6.5%)
Allied World Assurance Co. Holdings AG	45,800	1,741,316

American Financial Group, Inc.	23,343	1,390,309

AMERISAFE, Inc.	25,400	1,033,018

Hanover Insurance Group, Inc. (The)	21,900	1,382,985

Health Insurance Innovations, Inc. Class A † S	50,531	622,542

Maiden Holdings, Ltd. (Bermuda) S	92,600	1,119,534

PartnerRe, Ltd.	15,800	1,725,518

Reinsurance Group of America, Inc. Class A	14,373	1,134,030

Stancorp Financial Group	22,000	1,408,000

Validus Holdings, Ltd. S	41,114	1,572,199

		13,129,451
Internet software and services (1.9%)
j2 Global, Inc. S	24,700	1,256,242

Perficient, Inc. †	65,900	1,283,073

Web.com Group, Inc. †	44,586	1,287,198

		3,826,513
IT Services (2.1%)
Convergys Corp.	46,600	999,104

Datalink Corp. †	72,786	727,860

Global Cash Access Holdings, Inc. †	160,800	1,431,120

Unisys Corp. †	41,900	1,036,606

		4,194,690
Machinery (0.9%)
Hillenbrand, Inc.	33,400	1,089,508

Navistar International Corp. † S	18,270	684,760

		1,774,268
Media (0.8%)
Madison Square Garden Co. (The) Class A †	12,000	749,400

MDC Partners, Inc. Class A	35,850	770,417

		1,519,817
Metals and mining (2.4%)
AK Steel Holding Corp. † S	147,395	1,173,264

Century Aluminum Co. †	77,300	1,212,064

Constellium NV Class A (Netherlands) †	39,441	1,264,478

Globe Specialty Metals, Inc.	51,500	1,070,170

		4,719,976
Multi-utilities (0.5%)
Avista Corp. S	30,631	1,026,751

		1,026,751

COMMON STOCKS (88.0%)* cont.	Shares	Value

Oil, gas, and consumable fuels (5.1%)
Bill Barrett Corp. † S	28,700	$768,586

Eclipse Resources Corp. †	20,193	507,450

Energen Corp.	15,493	1,377,018

EP Energy Corp. Class A † S	36,000	829,800

Gulfport Energy Corp. †	12,800	803,840

Kodiak Oil & Gas Corp. †	96,200	1,399,710

Midstates Petroleum Co., Inc. † S	99,800	721,554

Scorpio Tankers, Inc. S	120,024	1,220,644

SM Energy Co.	15,301	1,286,814

Stone Energy Corp. †	28,600	1,338,194

		10,253,610
Pharmaceuticals (0.8%)
Medicines Co. (The) †	26,100	758,466

Sucampo Pharmaceuticals, Inc. Class A † S	110,100	759,690

		1,518,156
Professional services (1.1%)
Kforce, Inc.	54,500	1,179,925

Mistras Group, Inc. †	43,600	1,069,072

		2,248,997
Real estate investment trusts (REITs) (7.2%)
American Assets Trust, Inc.	24,220	836,801

Campus Crest Communities, Inc. S	59,206	512,724

CareTrust REIT, Inc. †	12,200	241,560

Cherry Hill Mortgage Investment Corp.	45,855	919,393

Colony Financial, Inc.	45,900	1,065,798

Education Realty Trust, Inc.	62,606	672,388

EPR Properties	16,600	927,442

Gaming and Leisure Properties, Inc. S	31,491	1,069,749

Healthcare Trust of America, Inc. Class A	50,700	610,428

iStar Financial, Inc. †	94,100	1,409,618

MFA Financial, Inc.	100,081	821,665

One Liberty Properties, Inc.	26,488	565,254

Piedmont Office Realty Trust, Inc. Class A S	31,200	590,928

QTS Realty Trust, Inc. Class A S	19,179	549,095

RAIT Financial Trust S	120,500	996,535

Summit Hotel Properties, Inc.	162,310	1,720,486

Two Harbors Investment Corp.	84,900	889,752

		14,399,616
Real estate management and development (1.1%)
Forestar Group, Inc. † S	23,046	439,948

Howard Hughes Corp. (The) †	4,400	694,452

RE/MAX Holdings, Inc. Class A	35,125	1,039,349

		2,173,749
Road and rail (1.8%)
Con-way, Inc. S	17,400	877,134

Quality Distribution, Inc. †	103,073	1,531,665

Ryder System, Inc.	13,500	1,189,215

		3,598,014
Semiconductors and semiconductor equipment (4.2%)
FormFactor, Inc. †	168,900	1,405,248

GT Advanced Technologies, Inc. † S	70,514	1,311,560

Integrated Silicon Solutions, Inc. †	57,000	841,890

Mattson Technology, Inc. †	420,449	920,783

Pericom Semiconductor Corp. †	67,800	612,912

Photronics, Inc. †	97,200	835,920

RF Micro Devices, Inc. †	118,000	1,131,620

Silicon Image, Inc. †	39,944	201,318

Spansion, Inc. Class A †	58,800	1,238,916

		8,500,167

Putnam VT Small Cap Value Fund 5

COMMON STOCKS (88.0%)* cont.	Shares	Value

Software (1.7%)
AVG Technologies NV (Netherlands) †	60,800	$1,223,904

Mentor Graphics Corp.	55,800	1,203,606

TiVo, Inc. †	82,700	1,067,657

		3,495,167
Specialty retail (1.1%)
Ascena Retail Group, Inc. †	45,900	784,890

Express, Inc. †	30,500	519,415

Office Depot, Inc. †	153,800	875,122

		2,179,427
Technology hardware, storage, and peripherals (0.5%)
BancTec, Inc. 144A CVR F	152,299	—

Logitech International SA (Switzerland) S	82,800	1,078,884

		1,078,884
Textiles, apparel, and luxury goods (0.6%)
Skechers U.S.A., Inc. Class A †	25,300	1,156,210

		1,156,210
Thrifts and mortgage finance (2.4%)
BofI Holding, Inc. † S	11,600	852,252

Meta Financial Group, Inc.	24,794	991,760

Provident Financial Services, Inc.	68,400	1,184,688

United Financial Bancorp, Inc.	129,496	1,754,671

		4,783,371
Trading companies and distributors (1.1%)
Rush Enterprises, Inc. Class A †	32,900	1,140,643

Stock Building Supply Holdings, Inc. †	50,074	987,960

		2,128,603
Transportation infrastructure (0.6%)
Aegean Marine Petroleum Network, Inc. (Greece) S	115,117	1,161,531

		1,161,531

Total common stocks (cost $133,242,363)		$176,468,935

INVESTMENT COMPANIES (3.8%)*	Shares	Value

American Capital, Ltd. †	83,600	$1,278,244

FS Investment Corp. S	94,900	1,010,685

Hercules Technology Growth Capital, Inc. S	85,584	1,383,037

Solar Capital, Ltd. S	50,030	1,064,638

TCP Capital Corp. S	80,181	1,460,096

TriplePoint Venture Growth BDC Corp.	82,759	1,355,594

Total investment companies (cost $6,709,429)		$7,552,294

SHORT-TERM INVESTMENTS (27.5%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	38,544,939	$38,544,939

Putnam Short Term Investment Fund 0.07% L	16,694,440	16,694,440

Total short-term investments (cost $55,239,379)		$55,239,379

Total investments (cost $195,191,171)		$239,260,608

Key to holding’s abbreviations

CVR	Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through June 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $200,540,101.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6 Putnam VT Small Cap Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$17,327,468	$—	$—

Consumer staples	1,480,036	—	—

Energy	14,632,878	—	—

Financials	66,601,313	—	—

Health care	7,767,225	—	—

Industrials	20,412,980	—	—

Information technology	24,122,298	—	—**

Materials	14,617,016	—	—

Telecommunication services	890,838	—	—

Utilities	8,616,883	—	—

Total common stocks	176,468,935	—	—

Investment companies	7,552,294	—	—

Short-term investments	16,694,440	38,544,939	—

Totals by level	$200,715,669	$38,544,939	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

** Value of Level 3 security is $—.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 7

Statement of assets and liabilities
6/30/14 (Unaudited)

Assets

Investment in securities, at value, including $37,416,323 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $139,951,792)	$184,021,229

Affiliated issuers (identified cost $55,239,379) (Notes 1 and 5)	55,239,379

Dividends, interest and other receivables	274,712

Receivable for shares of the fund sold	278,038

Receivable for investments sold	1,137,771

Total assets	240,951,129

Liabilities

Payable to custodian	24,603

Payable for investments purchased	1,143,560

Payable for shares of the fund repurchased	357,580

Payable for compensation of Manager (Note 2)	101,565

Payable for custodian fees (Note 2)	8,647

Payable for investor servicing fees (Note 2)	33,086

Payable for Trustee compensation and expenses (Note 2)	103,470

Payable for administrative services (Note 2)	320

Payable for distribution fees (Note 2)	27,124

Collateral on securities loaned, at value (Note 1)	38,544,939

Other accrued expenses	66,134

Total liabilities	40,411,028

Net assets	$200,540,101

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$144,421,908

Undistributed net investment income (Note 1)	629,910

Accumulated net realized gain on investments (Note 1)	11,418,846

Net unrealized appreciation of investments	44,069,437

Total — Representing net assets applicable to capital shares outstanding	$200,540,101

Computation of net asset value Class IA

Net assets	$67,940,543

Number of shares outstanding	4,058,771

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$16.74

Computation of net asset value Class IB

Net assets	$132,599,558

Number of shares outstanding	7,995,632

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$16.58

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Small Cap Value Fund

Statement of operations
Six months ended 6/30/14 (Unaudited)

Investment income

Dividends (net of foreign tax of $3,226)	$1,800,049

Interest (including interest income of $3,036 from investments in affiliated issuers) (Note 5)	3,036

Securities lending (Note 1)	80,270

Total investment income	1,883,355

Expenses

Compensation of Manager (Note 2)	636,767

Investor servicing fees (Note 2)	103,239

Custodian fees (Note 2)	15,519

Trustee compensation and expenses (Note 2)	6,667

Distribution fees (Note 2)	170,868

Administrative services (Note 2)	2,110

Other	53,749

Total expenses	988,919

Expense reduction (Note 2)	(30)

Net expenses	988,889

Net investment income	894,466

Net realized gain on investments (Notes 1 and 3)	12,177,899

Net unrealized depreciation of investments during the period	(5,802,800)

Net gain on investments	6,375,099

Net increase in net assets resulting from operations	$7,269,565

Statement of changes in net assets

	Six months ended	Year ended
	6/30/14*	12/31/13

Decrease in net assets

Operations:

Net investment income	$894,466	$1,109,619

Net realized gain on investments	12,177,899	48,410,508

Net unrealized appreciation (depreciation) of investments	(5,802,800)	26,026,860

Net increase in net assets resulting from operations	7,269,565	75,546,987

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(517,223)	(698,348)

Class IB	(644,038)	(1,529,298)

Net realized short-term gain on investments

Class IA	(4,651,731)	—

Class IB	(9,434,815)	—

From net realized long-term gain on investments

Class IA	(11,064,639)	(934,768)

Class IB	(22,441,712)	(2,602,845)

Increase (decrease) from capital share transactions (Note 4)	21,703,303	(72,680,699)

Total decrease in net assets	(19,781,290)	(2,898,971)

Net assets:

Beginning of period	220,321,391	223,220,362

End of period (including undistributed net investment income of $629,910 and $896,705, respectively)	$200,540,101	$220,321,391

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 9

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/14†	$21.02	.09	.59	.68	(.16)	(4.80)	(4.96)	$16.74	3.94*	$67,941	.40*	.52*	29*

12/31/13	15.42	.12	5.93	6.05	(.19)	(.26)	(.45)	21.02	39.93	72,183.81		.65	59

12/31/12	13.18	.16	2.18	2.34	(.10)	—	(.10)	15.42	17.79	58,447.81		1.13	72

12/31/11	13.90	.09	(.71)	(.62)	(.10)	—	(.10)	13.18	(4.54)	58,788.78		.66	63

12/31/10	11.06	.09	2.81	2.90	(.06)	—	(.06)	13.90	26.31	73,838.82		.78	69

12/31/09	8.62	.07	2.56	2.63	(.19)	—	(.19)	11.06	31.84	65,428	.96[e]	.75[e]	93

Class IB

6/30/14†	$20.84	.07	.57	.64	(.10)	(4.80)	(4.90)	$16.58	3.75*	$132,600	.52*	.39*	29*

12/31/13	15.29	.08	5.88	5.96	(.15)	(.26)	(.41)	20.84	39.61	148,138	1.06	.43	59

12/31/12	13.07	.13	2.15	2.28	(.06)	—	(.06)	15.29	17.49	164,774	1.06	.88	72

12/31/11	13.78	.05	(.69)	(.64)	(.07)	—	(.07)	13.07	(4.73)	166,495	1.03	.41	63

12/31/10	10.97	.06	2.79	2.85	(.04)	—	(.04)	13.78	25.98	207,791	1.07	.53	69

12/31/09	8.53	.04	2.55	2.59	(.15)	—	(.15)	10.97	31.53	193,272	1.21[e]	.50[e]	93

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.02% of average net assets as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Small Cap Value Fund

Notes to financial statements 6/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through June 30, 2014.

Putnam VT Small Cap Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that we believe are currently undervalued by the market. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $38,544,939 and the value of securities loaned amounted to $37,662,746. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured

Putnam VT Small Cap Value Fund 11

uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $195,996,045, resulting in gross unrealized appreciation and depreciation of $46,542,622 and $3,278,059, respectively, or net unrealized appreciation of $43,264,563.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 44.0% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$34,331
Class IB	68,908

Total	$103,239

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $30 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $129, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets

12 Putnam VT Small Cap Value Fund

attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$170,868

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $56,358,153 and $88,558,781, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/14		Year ended 12/31/13		Six months ended 6/30/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	104,215	$1,976,920	276,203	$5,068,775	129,666	$2,277,080	322,825	$5,762,300

Shares issued in connection with
reinvestment of distributions	998,990	16,233,593	96,463	1,633,116	2,018,657	32,520,565	245,815	4,132,143

	1,103,205	18,210,513	372,666	6,701,891	2,148,323	34,797,645	568,640	9,894,443

Shares repurchased	(477,932)	(8,783,410)	(728,817)	(13,093,449)	(1,262,389)	(22,521,445)	(4,235,719)	(76,183,584)

Net increase (decrease)	625,273	$9,427,103	(356,151)	$(6,391,558)	885,934	$12,276,200	(3,667,079)	$(66,289,141)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund *	$8,443,676	$48,436,100	$40,185,336	$3,036	$16,694,440

Total	$8,443,676	$48,436,100	$40,185,336	$3,036	$16,694,440

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Shareholder meeting results (Unaudited)
February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

9,135,347	373,125	732,539	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

Putnam VT Small Cap Value Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements again in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide

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shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment benchmarks. In the case of your

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fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Small-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	1st

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 51, 49 and 47 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

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Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Small Cap Value Fund 17

This report has been prepared for the shareholders	H521
of Putnam VT Small Cap Value Fund.	289186 8/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 27, 2014